UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of First Community Corporation (the “Corporation”) was held on May 22, 2024 at 11:00 a.m. at the Corporation’s principal executive office located at 5455 Sunset Boulevard, Lexington, South Carolina 29072. Of the 7,629,005 shares of the Corporation’s common stock outstanding as of the record date of the Annual Meeting, there were present in person or by proxy 5,898,371 shares, representing approximately 77.31% of the total outstanding eligible votes. At the Annual Meeting, the shareholders of the Corporation: (1) elected four Class III members to the Corporation’s Board of Directors to serve a term expiring in 2027; (2) approved an advisory resolution to approve the compensation of the Corporation’s named executive officers; and (3) ratified the appointment of Elliott Davis, LLC as the Corporation’s independent registered public accountants for the fiscal year ending December 31, 2024.

The final results of voting on each of the matters submitted to a vote of shareholders during the Annual Meeting are as follows:

1.       To elect four Class III members of the Board of Directors to serve a three-year term expiring at the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified:

Class III:	For	Withheld	Broker Non-Vote
C. Jimmy Chao	4,272,427	390,082	1,235,862
Ray E. Jones	4,497,071	165,438	1,235,862
E. Leland Reynolds	4,486,210	176,299	1,235,862
Alexander Snipe, Jr.	4,147,116	515,393	1,235,862

The other directors that continued in office after the Annual Meeting are as follows:

Class I:	Class II:
Michael C. Crapps	Thomas C. Brown
Jan H. Hollar	W. James Kitchens, Jr.
Mickey E. Layden	Roderick M. Todd, Jr.
Jane S. Sosebee

2.       A non-binding, advisory vote, to approve the compensation of the Corporation’s named executive officers (the “say-on-pay” vote):

For	Against	Abstain	Broker Non-Vote
4,497,016	150,124	15,369	1,235,862

3.       To ratify the appointment of Elliott Davis, LLC as the Corporation’s independent registered public accountants for the fiscal year ending December 31, 2024:

For	Against	Abstain
5,699,522	198,670	179

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: May 23, 2024